Quarterly Holdings Report
for
Fidelity Freedom® Blend 2065 Fund
June 30, 2026
Y65-NPRT1-0826
1.9895828.107
Bond Funds - 1.4%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	44,068	337,561
Fidelity Series Emerging Markets Debt Fund (b)	394,045	3,416,371
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	88,766	856,593
Fidelity Series Floating Rate High Income Fund (b)	68,320	592,331
Fidelity Series High Income Fund (b)	370,711	3,314,154
Fidelity Series Long-Term Treasury Bond Index Fund (b)	73,669	392,655
Fidelity Series Real Estate Income Fund (b)	58,189	588,874
TOTAL BOND FUNDS (Cost $9,087,494)		9,498,539

Domestic Equity Funds - 56.3%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (b)	3,389,914	92,341,260
Fidelity Series Commodity Strategy Fund (b)	12,948	1,388,155
Fidelity Series Large Cap Growth Index Fund (b)	1,886,002	58,994,158
Fidelity Series Large Cap Stock Fund (b)	2,061,160	60,845,455
Fidelity Series Large Cap Value Index Fund (b)	5,154,212	109,166,209
Fidelity Series Small Cap Core Fund (b)	1,070,083	17,378,155
Fidelity Series Small Cap Opportunities Fund (b)	559,489	11,307,278
Fidelity Series Value Discovery Fund (b)	2,098,537	39,158,701
TOTAL DOMESTIC EQUITY FUNDS (Cost $295,130,299)		390,579,371

International Equity Funds - 41.9%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	970,877	20,310,739
Fidelity Series Canada Index Fund (b)	717,198	7,171,982
Fidelity Series Emerging Markets Fund (b)	1,292,651	19,725,851
Fidelity Series Emerging Markets Opportunities Fund (b)	2,473,891	79,510,848
Fidelity Series International Growth Fund (b)	2,185,207	47,134,920
Fidelity Series International Index Fund (b)	1,072,222	17,831,059
Fidelity Series International Small Cap Fund (b)	282,098	5,334,481
Fidelity Series International Value Fund (b)	2,759,653	46,196,599
Fidelity Series Overseas Fund (b)	2,888,132	46,758,864
Fidelity Series Select International Small Cap Fund (b)	33,378	516,360
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $223,214,798)		290,491,703

U.S. Treasury Obligations - 0.4%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/2/2026 (d)	3.63 to 3.65	600,000	599,940
US Treasury Bills 0% 7/23/2026 (d)	3.63	130,000	129,715
US Treasury Bills 0% 7/30/2026 (d)	3.62	480,000	478,610
US Treasury Bills 0% 7/9/2026 (d)	3.63	210,000	209,830
US Treasury Bills 0% 8/13/2026 (d)	3.63	240,000	238,954
US Treasury Bills 0% 8/27/2026 (d)	3.62 to 3.63	180,000	178,954
US Treasury Bills 0% 8/6/2026 (d)	3.63	100,000	99,639
US Treasury Bills 0% 9/10/2026 (d)	3.66 to 3.67	140,000	138,994
US Treasury Bills 0% 9/17/2026 (d)	3.66 to 3.70	90,000	89,289
US Treasury Bills 0% 9/24/2026 (d)	3.72	50,000	49,567
US Treasury Bills 0% 9/3/2026 (d)	3.66	220,000	218,570
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,432,120)			2,432,062

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $1,208,619)	3.69	1,208,384	1,208,626

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $531,073,330)	694,210,301
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(708,145)
NET ASSETS - 100.0%	693,502,156

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT US Treasury Long Bond Contracts (United States)	142	9/2026	16,054,875	385,787
CBOT US Treasury Ultra Bond Contracts (United States)	176	9/2026	20,339,000	109,351
ICE MSCI EAFE Index Contracts (United States)	32	9/2026	5,032,480	(7,760)
ICE MSCI Emerging Markets Index Contracts (United States)	63	9/2026	5,535,495	(1,075)
TOTAL LONG				486,303
SHORT
CME E-Mini Russell 2000 Index Contracts (United States)	(31)	9/2026	(4,720,680)	(146,315)
CME E-Mini S&P 500 Index Contracts (United States)	(11)	9/2026	(4,151,538)	(49,282)
TOTAL SHORT				(195,597)
TOTAL FUTURES CONTRACTS				290,706

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,432,062.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	741,751	5,800,204	5,333,335	6,552	-	6	1,208,626	1,208,384	0.0%
Total	741,751	5,800,204	5,333,335	6,552	-	6	1,208,626

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	306,463	32,805	4,948	162	20	3,221	337,561	44,068
Fidelity Series Blue Chip Growth Fund	73,455,455	8,376,537	9,270,676	-	627,932	19,152,012	92,341,260	3,389,914
Fidelity Series Canada Fund	22,868,522	3,129,921	6,250,104	-	67,173	495,227	20,310,739	970,877
Fidelity Series Canada Index Fund	-	7,171,982	-	-	-	-	7,171,982	717,198
Fidelity Series Commodity Strategy Fund	3,788,445	280,339	2,597,393	-	344,216	(427,452)	1,388,155	12,948
Fidelity Series Emerging Markets Debt Fund	3,008,822	343,555	44,795	45,370	33	108,756	3,416,371	394,045
Fidelity Series Emerging Markets Debt Local Currency Fund	764,664	76,162	11,545	-	(103)	27,415	856,593	88,766
Fidelity Series Emerging Markets Fund	14,913,907	1,893,219	246,637	-	(1,035)	3,166,397	19,725,851	1,292,651
Fidelity Series Emerging Markets Opportunities Fund	59,238,725	6,897,915	908,918	-	(10,155)	14,293,281	79,510,848	2,473,891
Fidelity Series Floating Rate High Income Fund	535,639	64,555	8,248	10,152	(47)	432	592,331	68,320
Fidelity Series Government Money Market Fund	-	381,129	381,129	760	-	-	-	-
Fidelity Series High Income Fund	2,968,536	342,687	43,971	49,940	53	46,849	3,314,154	370,711
Fidelity Series International Growth Fund	38,143,072	4,217,478	1,190,907	-	50,512	5,914,765	47,134,920	2,185,207
Fidelity Series International Index Fund	14,698,277	1,998,854	216,794	-	(8,791)	1,359,513	17,831,059	1,072,222
Fidelity Series International Small Cap Fund	5,332,017	-	431,649	-	698	433,415	5,334,481	282,098
Fidelity Series International Value Fund	38,373,044	6,079,943	559,254	-	(18,110)	2,320,976	46,196,599	2,759,653
Fidelity Series Large Cap Growth Index Fund	46,825,240	7,282,338	2,773,608	225,744	13,741	7,646,447	58,994,158	1,886,002
Fidelity Series Large Cap Stock Fund	45,867,933	9,855,043	673,968	-	(3,504)	5,799,951	60,845,455	2,061,160
Fidelity Series Large Cap Value Index Fund	87,065,838	12,616,565	3,005,434	-	15,402	12,473,838	109,166,209	5,154,212
Fidelity Series Long-Term Treasury Bond Index Fund	4,807,917	272,279	4,644,306	23,266	4,613	(47,848)	392,655	73,669
Fidelity Series Overseas Fund	38,244,430	4,691,110	650,698	-	(16,339)	4,490,361	46,758,864	2,888,132
Fidelity Series Real Estate Income Fund	531,855	59,520	8,247	5,117	13	5,733	588,874	58,189
Fidelity Series Select International Small Cap Fund	445,840	30,804	-	-	-	39,716	516,360	33,378
Fidelity Series Small Cap Core Fund	16,777,807	1,571,571	3,817,798	622,745	503,337	2,343,238	17,378,155	1,070,083
Fidelity Series Small Cap Opportunities Fund	8,556,936	1,181,997	126,579	-	8,483	1,686,441	11,307,278	559,489
Fidelity Series Treasury Bill Index Fund	-	1,729,576	1,729,576	3,456	-	-	-	-
Fidelity Series Value Discovery Fund	31,257,797	5,090,220	747,761	-	18,114	3,540,331	39,158,701	2,098,537
	558,777,181	85,668,104	40,344,943	986,712	1,596,256	84,873,015	690,569,613

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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